UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41349	85-3475290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

106 Glendale Drive, Suite A,
 Lead, South Dakota, United States 57754
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (605) 906-8363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2022, Dakota Gold Corp. (the "Company"), and its wholly-owned subsidiary DTRC LLC, entered into a first amendment (the "Amendment Agreement") to the option agreement for purchase and sale of real property dated October 14, 2021 (the "Option Agreement") to acquire LAC Minerals (USA) LLC ("LAC") and Homestake Mining Company of California's ("HMCC" or "Homestake") Richmond Hill Property in the Homestake District, South Dakota.

Under the terms of the Amendment Agreement, the term of the Option Agreement was extended until March 7, 2026 and the Company issued LAC and HMCC an aggregate of 180,000 shares of common stock of the Company ("Shares").

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 is hereby incorporated herein by reference. The 180,000 Shares were issued and sold in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. No commissions were paid in connection herewith.

Item 7.01. Regulation FD Disclosure.

A copy of the Company's press release announcing the Amendment Agreement is attached as Exhibit 99.1 to this report.

The information furnished under this Item 7.01, including the press release, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Option Agreement for Purchase and Sale of Real Property dated September 8, 2022 between Homestake Mining Company of California, LAC Minerals (USA) LLC, Dakota Gold Corp. and DTRC LLC.
99.1	Press Release, dated September 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.
(Registrant)
Date: September 13, 2022

	By:	/s/ Shawn Campbell
Name: Shawn Campbell
Title: Chief Financial Officer